UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------
In re:                                        Chapter 11

SIGNAL APPAREL COMPANY, INC.                       Case No. 00-14462
SOCCER HOLDINGS, INC                               Case No. 00-14463

                  Debtor
--------------------------------------

OPERATING STATEMENT FOR THE
PERIOD FROM DECEMBER 1, 2000 TO DECEMBER 31, 2000


DEBTOR'S ADDRESS:
    34 ENGLEHARD DRIVE
    AVENEL, NJ 07001

                                          DISBURSEMENTS FOR 12/1-12/31/00:
                                                 $  507,161

DEBTOR'S ATTORNEY:
    ANGEL & FRANKEL, PC
    460 Park Avenue
    New York, NY 10022

                                          OPERATING LOSS FOR 12/1 - 12/31/00:
                                                 $  997,451

REPORT PREPARER:
    Gerald R. Mohamed Jr.

     The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

                                            /s/ Robert Powell
DATE: February 23, 2001                     -----------------------------------
                                            Robert Powell, VP & General Counsel

Signal Apparel Company, Inc. ("Signal") is engaged in the sales and marketing, of apparel within the following product lines; screenprinted and embroidered knit and woven activewear for men and boys, and screenprinted and embroided ladies' and girls' activewear, bodywear and swimwear. Signal outsources all of its manufacturing and embellishment processes to third parties domestic and abroad. Soccer Holdings, Inc. ("Holdings") is its wholly owned subsidiary. On September 22, 2000, Signal and Holdings, each filed petition for relief under Chapter 11 of the federal bankruptcy laws. The following financial statements (balance sheet, statement of operations and cash flows) are presented as of December 31, 2000. These statements do not reflect any interest on any pre-petition debt.


                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                December 31, 2000
                                     (000's)


           ASSETS

Cash                                                                          28
Net Accounts Receivable                                                      522
Notes Receivable                                                              74
Net Inventories                                                            3,252
Prepaid Assets                                                               302
                                                                      ----------
     Total Current Assets                                                  4,178

Net Fixed Assets                                                           1,664
Net Goodwill                                                              24,374
Other Assets                                                                 815
                                                                      ----------

Total Assets                                                              31,031
                                                                      ==========

                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                December 31, 2000
                                     (000's)


LIABILITIES & SHAREHOLDERS EQUITY
Liabilities Not Subject to Compromise:
Accounts Payable                                                            (79)
GMAC CC Debt (Post-Petition) (a)                                         (1,469)
                                                                   ------------
          Sub-Total                                                      (1,548)

Liabilities Subject to Compromise:
Current Liabilities:
Accounts payable & Accrued Liabilities                                  (15,671)
GMAC CC Debt (Pre-Petition) (a)                                         (45,367)
Other Liabilities                                                      (102,025)
                                                                   ------------
          Sub-Total                                                    (163,063)

     Total Current Liabilities                                         (164,611)

Shareholders' Deficit:
Preferred Stock                                                         (54,287)
Common Stock                                                               (535)
Additional Paid in Capital                                             (191,263)
Retained Deficit                                                        378,549
                                                                   ------------
                                                                        132,464

Less:  Treasury Shares                                                    1,117
                                                                   ------------

Total Shareholders Deficit                                              133,580
                                                                   ------------

Total Liabilities & Shareholders Deficit                                (31,031)
                                                                   ============


(a) Amounts owing to GMAC CC do not reflect items not charged to the loan balance as of December 31, 2000 (e.g. open Letters of Credit). These amounts will be shown when charged.

                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                        Post-Petition Operating Statement
                                December 31, 2000



                                                                       Total
                                                                   ------------
Gross Sales                                                              44,292
Sales Returns & Allowances                                             (549,639)
                                                                   ------------

Net Sales                                                              (505,347)
Cost of Sales                                                           (22,728)
                                                                   ------------
Gross Profit before Royalties                                          (528,075)

Royalty Expense                                                          (1,184)
                                                                   ------------
Gross Margin                                                           (529,259)

S, G & A                                                               (272,809)
                                                                   ------------

EBITDA                                                                 (802,068)

Depreciation & Amortization                                            (183,089)
Interest (Expense)/Income-Post                                          (14,633)
Misc Income                                                               2,339
                                                                   ------------

Profit/(loss) Before Dividend                                          (997,451)

Preferred Dividend                                                           --
                                                                   ------------
Net Profit/(Loss)                                                      (997,451)

                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                       For the period 12/01/00 to 12/31/00


                  CONSOLIDATED STATEMENT OF FEDERAL, STATE AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                        Amount
                                                                     -----------
Gross wages and salaries paid or incurred                                106,439

Payroll taxes withheld                                                    27,411

Employer payroll tax contributions                                         5,287


Payments of payroll taxes withheld and employer tax contributions:

                    Payee                    Date                   Amount
            ----------------------------------------------------------------
            Federal Reserve Bank        Dec 7,18,21,27             28,343.63

            State Taxes:
                 NJ                     Dec 7,18,21,27              2,504.73
                 NY                     Dec 7,18,21,27              1,138.38

            Local Taxes:
                 NYC                    Dec 7,18,21,27                484.30

            SUI/SDI:
                 NJ                     Dec 7,18,21,27                220.30
                 NY                     Dec 7,18,21,27                  6.00
                                                                 -----------

                                                                   32,697.34

                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                       For the period 12/1/00 to 12/31/00


Operating Activities:
   Net Loss                                                            (997,451)
Adjustments to reconcile net loss to
     net cash used in operating activities:
       Depreciation and amortization                                    183,089
       Non-cash interest charges                                             --
Changes in operating assets and liabilities:
       Receivables                                                           --
       Inventories                                                       34,000
       Prepaid expenses and other current
         assets                                                             257
       Other assets                                                     148,877
       Accounts payable and accrued
         liabilities                                                     (8,462)
                                                                    -----------
           Net cash used in operating
              activities                                               (639,690)

Investing activities:
       Purchases of property, plant and equipment                            --
       Proceeds from sale of property, plant and
         equipment                                                           --
                                                                    -----------
           Net Cash provided by investing activities                          0
                                                                    -----------

Financing activities:
       Net (decrease) increase in revolving advance
         account and term loan borrowings                               609,701
       Net (decrease) increase in other loan term borrowings                 --
       Principal payments on other long term borrowings                      --

                                                                    -----------
           Net cash provided by financing activities                    609,701
                                                                    -----------

Net (decrease) increase in cash and cash equivalents                    (29,989)
Cash and cash equivalents, at the beginning of the period                57,659
                                                                    -----------
Cash and cash equivalents, at the end of the period                      27,670
                                                                    ===========